Term deposits	12 Months Ended
Mar. 31, 2021
Term Deposits
Term deposits

23. Term deposits

	March 31,
	2020	2021
Fixed deposits with banks	755,324	552,129
Total	755,324	552,129
Non-current	800	21,346
Current	754,524	530,783
Total	755,324	552,129

Term deposits as on March 31, 2021, include INR 517,470 (March 31, 2020: INR 633,323) pledged with banks against bank guarantees and credit card facility (Refer to Note 32). Tenure for term deposits range from 1 month to 2 years.